UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 3, 2011
CPEX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)

2 Holland Way, Exeter, New Hampshire	03833

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification of Rights of Security Holders
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-2.1
EX-4.1
EX-10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
     On January 3, 2011, CPEX Pharmaceuticals, Inc., a Delaware corporation (“CPEX”), FCB I Holdings Inc., a Delaware corporation (“NewCo”), FCB I Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of NewCo (“Merger Sub” and each of NewCo and Merger Sub a “Buyer Entity” and collectively, the “Buyer Entities”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into CPEX (the “Merger”) with CPEX surviving as a wholly-owned subsidiary of NewCo.
     Subject to the terms of the Merger Agreement, which has been approved by the boards of directors of CPEX and the Buyer Entities, at the effective time of the Merger (the “Effective Time”), each share of CPEX common stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $27.25 in cash, without interest (the “Merger Consideration”).
     Immediately prior to the Effective Time, each outstanding unvested and non-exercisable CPEX stock option will become fully vested and exercisable. As of the Effective Time, each outstanding CPEX stock option that is outstanding immediately prior to the Effective Time will be cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the excess, if any, of the Merger Consideration over the per share exercise price for such CPEX stock option and (ii) the total number of shares underlying such CPEX stock option. Immediately prior to the Effective Time, each outstanding CPEX restricted stock unit will become fully vested and cancelled in exchange for the right to receive a lump sum cash payment (without interest and less any applicable withholding taxes) equal to the product of (i) the Merger Consideration and (ii) the total number of shares underlying such CPEX restricted stock unit.
     The Merger Agreement contains customary representations, warranties and covenants of CPEX and the Buyer Entities, including, among others, (i) covenants by CPEX to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger and not to engage in certain kinds of transactions during such period and (ii) representations and warranties of the Buyer Entities as to their capitalization and the financing of the Merger with regard to the Loan Agreement and the Footstar and Black Horse Commitment Letters discussed below. CPEX has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit CPEX’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with, any proposals for alternative business combination transactions. The board of directors of CPEX has unanimously adopted resolutions recommending the adoption and approval of the Merger Agreement by CPEX’s stockholders, and has agreed to hold a stockholder meeting to consider and vote upon the adoption and approval of the Merger Agreement.
     The Merger is conditioned upon, among other things, adoption and approval of the Merger Agreement by the stockholders of CPEX, obtaining any required approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, CPEX having a balance of at least $15 million in cash and cash equivalents as of the closing date of the Merger (after giving effect to all fees, costs and expenses incurred by CPEX in connection with the Merger and the transactions contemplated by the Merger Agreement), obtaining all other required regulatory approvals and other customary conditions. The Merger Agreement also provides that the closing shall occur no earlier than April 4, 2011.
     The closing of the Merger is not subject to a financing contingency. Concurrently with the execution and delivery of the Merger Agreement, FCB I LLC, a limited liability company and wholly-owned subsidiary of Merger Sub (the “Borrower”), and certain debt financing parties and The Bank of New York Mellon, as Agent, entered into a loan and security agreement (the “Loan Agreement”) pursuant to which the debt financing parties will provide $64 million of debt financing to the Borrower to effect the Merger pursuant to the Loan Agreement.
     Concurrently with the execution and delivery of the Merger Agreement, Black Horse Capital LP and Black Horse Capital Master Fund Ltd. (together, “Black Horse”) entered into a letter agreement with CPEX and the Buyer Entities pursuant to which Black Horse has agreed to provide $10 million in financing to and undertake other obligations on behalf of CPEX and the Buyer Entities (the “Black Horse Commitment Letter”). Pursuant to the Black Horse Commitment Letter, if the conditions to closing the Merger Agreement have been satisfied and Black Horse has not funded its commitment, CPEX can sue the Black Horse entities to force them to specifically perform their obligations under the Black Horse Commitment Letter.
     Concurrently with the execution and delivery of the Merger Agreement, Footstar Corporation (“Footstar”) entered into a letter agreement with CPEX and the Buyer Entities pursuant to which Footstar has agreed to provide $3 million in financing to and undertake other obligations on behalf of CPEX and the Buyer Entities (the “Footstar Commitment Letter”). Pursuant to the Footstar Commitment Letter, if the conditions to closing the Merger Agreement have been satisfied and Footstar has not funded its commitment, CPEX can sue Footstar to force it to specifically perform its obligations under the Footstar Commitment Letter.
     The Merger Agreement contains certain termination rights for both CPEX and the Buyer Entities, and provides that, upon termination of the Merger Agreement under specified circumstances, CPEX may be required to pay the Buyer Entities a termination fee of $1.9 million, including if it accepts a superior acquisition proposal.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is hereby incorporated into this report by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms and is not intended to provide any other factual information about CPEX or the Buyer Entities, contains representations and warranties of each of CPEX and the Buyer Entities. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of a specific date and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact.

Voting Agreements
     Simultaneously with the execution of the Merger Agreement, certain directors and employees of CPEX entered into voting agreements with NewCo and Merger Sub (collectively, the “Voting Agreements”) pursuant to which such individuals have agreed, among other things, to vote their respective shares of CPEX common stock for the adoption and approval of the Merger Agreement and against any alternative proposal and against any action or agreement that would frustrate the purposes of, or prevent or delay the consummation of the transactions contemplated by the Merger Agreement. The individuals signing the Voting Agreement currently own an aggregate of approximately 19.6% of the outstanding CPEX shares. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.
Item 3.03. Material Modification of Rights of Security Holders.
     On January 3, 2011, prior to the execution of the Merger Agreement, CPEX’s board of directors approved an amendment (the “Amendment”) to that Rights Agreement between CPEX and American Stock Transfer & Trust Company, LLC (“AST”), dated as of June 13, 2008 (the “Rights Agreement”).
     The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger Agreement and the Voting Agreements (the “Transaction Agreements”) and the transactions contemplated by the Transaction Agreements and the Merger. The Amendment provides that the execution and delivery of the Transaction Agreements or the consummation of the Merger or the other transactions contemplated in the Transaction Agreements will not result in any of the Buyer Entities being deemed an “Acquiring Person” (as such term is defined in the Rights Agreement). In addition, the Amendment provides that none of a “Stock Acquisition Date,” a “Distribution Date,” a “Section 11(a)(ii) Event” or a “Section 13 Event” (each as defined in the Rights Agreement) shall occur by reason of the approval or execution of the Transaction Agreements or the announcement or consummation of the Merger and the other transactions contemplated by the Transaction Agreements. The Amendment also provides that the Rights Agreement shall expire immediately prior to the Effective Time.
     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is hereby incorporated into this report by reference.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     CPEX plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed transaction with the Buyer Entities. Investors and security holders of CPEX are urged to read the proxy statement and the other relevant materials when and if they become available because such materials will contain important information about CPEX, the Buyer Entities and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by CPEX with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents CPEX files with the SEC by directing a written request to CPEX Pharmaceuticals, Inc., 2 Holland Way, Exeter, NH 03833, Attention: Chief Financial Officer. Copies of CPEX’s

filings with the SEC may also be obtained at the “Investors” section of CPEX’s website at www.cpexpharm.com.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION.
     CPEX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of CPEX in connection with the proposed transaction. Information about those directors and executive officers of CPEX, including their ownership of CPEX securities, is set forth in the proxy statement for CPEX’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2010, as supplemented by other CPEX filings with the SEC. Investors and security holders may obtain additional information regarding the direct and indirect interests of CPEX and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.
SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
     Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to: the proposed transaction; the ability to satisfy the closing conditions set forth in the Merger Agreement, including obtaining stockholder approval and those conditions related to regulatory approvals; the ability of the parties to consummate the proposed transaction and such other risks and uncertainties as are detailed in CPEX’s Annual Report on Form 10-K filed with the SEC on March 29, 2010, and in the other reports that CPEX periodically files with the SEC. Copies of CPEX’s filings with the SEC may be obtained by the methods described above. CPEX cautions investors not to place undue reliance on the forward-looking statements contained in this document or other filings with the SEC.
     The statements in this document reflect the expectations and beliefs of CPEX’s management only as of the date of this document and subsequent events and developments may cause these expectations and beliefs to change. CPEX undertakes no obligation to update or revise these statements, except as may be required by law. These forward-looking statements do not reflect the potential impact of any future dispositions or strategic transactions, including the proposed transaction, that may be undertaken. These forward-looking statements should not be relied upon as representing CPEX’s views as of any date after the date of this document.
Item 8.01. Other Events.
     On January 4, 2011, CPEX issued a press release announcing, among other things, the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference.

     Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Document
2.1	Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings Inc. and FCB I Acquisition Corp.*

4.1	Amendment to Rights Agreement, dated as of January 3, 2011, by and between CPEX Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC

10.1	Form of Voting Agreement and schedule of signatories thereto

99.1	Press release issued on January 4, 2011 by CPEX Pharmaceuticals, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CPEX hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer

Dated: January 4, 2011

Index to Exhibits

Exhibit
Number	Document

2.1	Agreement and Plan of Merger, dated as of January 3, 2011, by and among CPEX Pharmaceuticals, Inc., FCB I Holdings Inc. and FCB I Acquisition Corp.*

4.1	Amendment to Rights Agreement, dated as of January 3, 2011, by and between CPEX Pharmaceuticals, Inc. and American Stock Transfer & Trust Company, LLC

10.1	Form of Voting Agreement and schedule of signatories thereto

99.1	Press release issued on January 4, 2011 by CPEX Pharmaceuticals, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. CPEX hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.